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                         EXHIBIT 1

                  JOINT ACQUISITION STATEMENT
                  PURSUANT TO RULE 13d-1(f)1

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  August 13, 1998

               GOTHAM PARTNERS, L.P.

               By:   Section H Partners, L.P.
                      its general partner

                     By: Karenina Corporation,
                          a general partner of Section H Partners, L.P.

                      By: /s/ William A. Ackman
                          William A. Ackman
                          President

               KARENINA PROPERTIES, LLC


               By: /s/ William A. Ackman
                   William A. Ackman
                   Manager


               GOTHAM PARTNERS II, L.P.

               By:   Section H Partners, L.P.
                      its general partner

                     By: Karenina Corporation,
                          a general partner of Section H Partners, L.P.

                     By: /s/ William A. Ackman
                          William A. Ackman
                          President

               GOTHAM PARTNERS III, L.P.

               By:   Section H Partners, L.P.
                      its general partner

                     By: Karenina Corporation,
                          a general partner of Section H Partners, L.P.

                     By: /s/ William A. Ackman
                          William A. Ackman
                          President


               GOTHAM INTERNATIONAL ADVISORS, L.L.C.


                  By: /s/ William A. Ackman
                          William A. Ackman
                          Senior Managing Member